Exhibit 99.1

Gryphon Digital Mining Announces Merger with American Bitcoin

Transaction expected to provide Gryphon stockholders equity in a public vehicle with the goal of building the world’s largest, most efficient pure-play Bitcoin miner alongside a robust strategic Bitcoin reserve

LAS VEGAS, NEVADA / ACCESS Newswire / May 12, 2025 / Gryphon Digital Mining, Inc. (NASDAQ: GRYP) (“Gryphon,” the “Company,” “we,” “our,” and “us”), an innovative venture in the Bitcoin mining space, announced today that it has entered into a definitive merger agreement with American Bitcoin Corp. (“American Bitcoin”), a Bitcoin accumulation platform focused on building America’s Bitcoin infrastructure backbone, pursuant to which Gryphon will acquire American Bitcoin in a stock-for-stock merger transaction. Upon closing, the combined company will operate under the American Bitcoin brand, led by the management and board of directors of American Bitcoin. The combined company is expected to trade on Nasdaq under the ticker symbol “ABTC.”

“The Gryphon team is pleased to offer our stockholders the opportunity to participate in what we believe will be the next era of public Bitcoin mining through this combination,” said Steve Gutterman, Chief Executive Officer of Gryphon. “American Bitcoin brings together an outstanding leadership team and a clear strategy to build a premier institution in this fast-evolving industry.”

Hut 8 Corp. (NASDAQ, TSX: HUT) (“Hut 8”) launched American Bitcoin earlier this year in partnership with Eric Trump, with the goal of building the world’s largest, most efficient pure-play Bitcoin miner alongside a robust strategic Bitcoin reserve. American Bitcoin is purpose-built to enable Bitcoin accumulation at scale through low-cost Bitcoin mining and other complementary strategies.

“Taking American Bitcoin public is a critical step toward scaling the business at the pace and magnitude we envision,” said Asher Genoot, Board Member of American Bitcoin and CEO of Hut 8. “Time-to-market was a critical factor, and this transaction enables an efficient path to public markets by combining with an entity that is structurally aligned with American Bitcoin’s mining-focused launch strategy.”

Said Gutterman, “We are excited to be a part of the American Bitcoin story and to join Asher and the team that we believe will define the future of public Bitcoin investment.”

Following the completion of the transaction, current Gryphon stockholders are expected to own approximately 2% of the combined company, and former American Bitcoin stockholders will own approximately 98%. The transaction is expected to close as early as the third quarter of 2025, subject to satisfaction of specified closing conditions, including receipt of Gryphon stockholder approval.

About Gryphon

Gryphon. is an innovative venture in the Bitcoin mining space. More information is available on https://gryphondigitalmining.com/

About American Bitcoin

American Bitcoin is a majority-owned subsidiary of Hut 8 focused exclusively on industrial-scale Bitcoin mining and strategic Bitcoin reserve development. The company combines Hut 8’s proven mining operations, cost-efficient infrastructure development capabilities, and disciplined approach to capital allocation with Eric Trump’s commercial acumen, capital markets expertise, and commitment to the advancement of decentralized financial systems. For more information, visit www.americanbtc.com.

Cautionary Note Regarding Forward–Looking Information

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements, include, but are not limited to, statements relating to the structure, timing, and completion of the proposed transaction between Gryphon and American Bitcoin, the combined company’s listing on Nasdaq after the closing of the proposed transaction, the expected management and board of directors of the combined company, and the vision, goals, and trajectory of Gryphon and the combined company.

Forward-looking statements are not statements of historical fact, but instead represent management’s expectations, estimates, and projections regarding future events based on certain material factors and assumptions at the time the statement was made. While considered reasonable by Gryphon as of the date of this press release, such statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements, including, but not limited to: the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not satisfied on a timely basis or at all, including the failure to timely obtain stockholder approval for the proposed transaction from Gryphon’s stockholders, if at all; risks related to Gryphon’s continued listing on Nasdaq until closing of the proposed transaction; the outcome of any legal proceedings that may be instituted against Gryphon, American Bitcoin, or the combined company; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all; the possibility that the vision, goals, and trajectory of the combined company are not timely achieved or realized or achieved or realized at all; the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; the diversion of management’s attention from ongoing business operations and opportunities; changes in Gryphon’s stock price before closing; and other factors that may affect future results of Gryphon, American Bitcoin, or the combined company. Additional factors that could cause results to differ materially from those described above can be found in Gryphon’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and other documents subsequently filed by Gryphon with the Securities Exchange Commission (the “SEC”).

Additional Information About the Proposed Transaction and Where to Find It

This press release relates to a proposed transaction between Gryphon and American Bitcoin. In connection with the proposed transaction, Gryphon intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement) to register the Class A common stock to be issued by Gryphon in connection with the proposed transaction. The Registration Statement will include a proxy statement of Gryphon and a prospectus of Gryphon (the “Proxy Statement/Prospectus”), and each of Gryphon and American Bitcoin may file with the SEC other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the definitive Proxy Statement/Prospectus will be sent to the stockholders of Gryphon to seek their approval of the proposed transaction. This press release is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other relevant documents that Gryphon or American Bitcoin has filed or will file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF GRYPHON ARE URGED TO CAREFULLY AND ENTIRELY READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRYPHON, AMERICAN BITCOIN, THE PROPOSED TRANSACTION, AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other relevant documents filed by Gryphon and American Bitcoin with the SEC, may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov. You will also be able to obtain these documents free of charge, when they are available, by directing a request to Gryphon’s Investor Relations department by emailing James@HaydenIR.com. The information on Gryphon’s or American Bitcoin’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Gryphon, American Bitcoin and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Gryphon, their ownership of Gryphon common stock, and Gryphon’s transactions with related persons is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025, the definitive proxy statement for Gryphon’s 2024 annual meeting of stockholders, as filed with the SEC on August 7, 2024, the definitive proxy statement for Gryphon’s 2025 special meeting of stockholders, as filed with the SEC on April 21, 2025, and other documents that may be filed from time to time with the SEC. Additional information about the directors and executive officers of Gryphon and American Bitcoin and other persons who may be deemed to be participants in the solicitation of stockholders of Gryphon in connection with the proposed transaction and a description of their direct and indirect interests will be included in the Proxy Statement/Prospectus related to the proposed transaction or other relevant materials, which will be filed with the SEC. These documents may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov and from Gryphon using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or the solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act.

INVESTOR CONTACT:

Name: James Carbonara
Company: Hayden IR
Phone: (646)-755-7412
Email: james@haydenir.com

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